Note 1. Operations and Summary of Significant Accounting Policies: Supplemental Disclosure of Non-cash Operating, Investing and Financing Activities, Policy: Schedule of Other Significant Noncash Transactions (Tables)
12 Months Ended
Dec. 31, 2015
Tables/Schedules
Schedule of Other Significant Noncash Transactions

	2015	2014
Deemed dividend on extension of stock warrants	$ 395,224	$ 502,890
Financial Genetics - value of stock issued on consulting agreement	100,000	0
Conversions of convertible debentures to common stock	91,260	0
Value of stock issued for payment of accrued rent	54,107	0
Dynasty Wealth, Inc. - value of warrants issued on consulting agreement	0	460,700
Bowling Green Holdings, LLC - capital lease	0	420,346
Global IR Group - value of stock issued on consulting agreement	0	165,000
Conversions of promissory note debt to common stock	0	55,000
Proceeds from sale of property and equipment recorded as Receivable, net – Other	0	51,889
	$ 640,591	$ 1,655,825